                                 SCHEDULE 14A

               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.     )

                          Filed by the Registrant [X]

                Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[_]Preliminary Proxy Statement

[_]CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-
6(E)(2))

[X]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          ATLANTIC TELE-NETWORK, INC.
 ---------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

 ---------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)Title of each class of securities to which transaction applies:

(2)Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Notes:

Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                         (Atlantic Tele-Network Logo)

                          ATLANTIC TELE-NETWORK, INC.
                               19 Estate Thomas
                                  Havensight
                                P.O. Box 12030
                     St. Thomas, U.S. Virgin Islands 00801

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 30, 2001

                                                                 April 27, 2001

To the Stockholders of
 Atlantic Tele-Network, Inc.:

  You are cordially invited to attend the Annual Meeting of Stockholders of ATLANTIC TELE-NETWORK, INC., a Delaware corporation (the "Company"), which will be held at the office of American Stock Exchange 86 Trinity Place, New York, New York, 10006 on Wednesday, May 30, 2001, at 10:00 A.M., for the following purposes:

  1. To elect four directors of the Company to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified;

  2. To act upon a proposal to ratify the selection of Arthur Andersen LLP as independent auditors for the Company for the fiscal year ending December 31, 2001;

  3. To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

  Stockholders of record at the close of business on April 20, 2001 will be entitled to vote at the meeting. During the ten days prior to the meeting, a list of such stockholders will be available for inspection at the offices of The Bank of New York, 101 Barclay Street, New York, New York 10286.

  Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the enclosed postage prepaid envelope.

                                          By Order of the Board of Directors

                                          Cornelius B. Prior, Jr.
                                          Secretary

                          ATLANTIC TELE-NETWORK, INC.
                               19 Estate Thomas
                                  Havensight
                                P.O. Box 12030
                     St. Thomas, U.S. Virgin Islands 00801

                                PROXY STATEMENT

  The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") for use at the Annual Meeting of Stockholders of ATLANTIC TELE-NETWORK, INC., a Delaware corporation (the "Company"), to be held at the office of the American Stock Exchange, 86 Trinity Place, New York, N.Y. 10006 on May 30, 2001 at 10:00 a.m. for the purposes set forth in the accompanying Notice of Annual Meeting, or at any adjournment thereof. It may be revoked, by written notice or by furnishing a proxy subsequent in time, at any time prior to its use. All shares represented at the meeting by properly executed proxies will be voted as specified and, unless otherwise specified, will be voted FOR the election of the nominees set forth herein under "Election of Directors", the ratification of the selection of Arthur Andersen LLP as independent auditors for the Company for the year 2001 and the approval of any other matter that may properly come before the meeting.

  Only stockholders of record at the close of business on April 20, 2001 will be entitled to vote at the meeting. On that date, 4,986,527 shares of common stock, par value $.01 per share (the "Common Stock"), were outstanding, each such share of stock having one vote.

  The election of directors requires a plurality of the votes cast. The ratification of the selection of Arthur Andersen LLP as independent auditors of the Company and any other matter to be submitted to the stockholders requires the affirmative vote of a majority of the votes cast at the meeting. The Board of Directors recommends that you vote "FOR" the election of each of the nominees to the Board and the ratification of the selection of Arthur Andersen LLP as independent auditors of the Company. Votes will be tabulated by inspectors of election appointed by the Company's Board of Directors. Except for quorum purposes, abstentions and votes withheld will have no legal effect.

  This Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card are first being mailed to stockholders of the Company on or about May 1, 2001.

  The Company will bear the cost of this solicitation of proxies. Proxies may be solicited by mail, personal interview, telephone and telegraph by directors, officers and employees of the Company and its subsidiaries without receiving additional compensation. Upon request, the Company will also reimburse brokers and others holding stock in their names, or in the names of nominees, for forwarding proxy materials to their principals.

Principal Stockholders

  The following table lists the beneficial ownership of each person or group who, as of March 31, 2001, owned, to the Company's knowledge, more than five percent of the Company's Common Stock:

                                                        Amount and
                                                        Nature of     Percentage
                                                        Beneficial        of
         Name and Address of Beneficial Owner           Ownership      Security
         ------------------------------------           ----------    ----------
Cornelius B. Prior, Jr. ............................... 3,140,409(1)     63.0%
 P.O. Box 12030
 St. Thomas, V. I. 00801

FMR Corp. .............................................   498,120(2)     9.99%
 82 Devonshire Street
 Boston, MA 02019

--------
(1) Includes 4,120 shares owned by Mr. Prior's children; 200 shares owned by Gertrude Prior, Mr. Prior's wife; 21,300 shares owned by Mr. Prior in an Individual Retirement Account; 16,000 shares held as trustee for the Katherine D. Prior Revocable Trust under agreement dated December 8, 1992 and 10,325 shares owned by Tropical Aircraft Company (Mr. Prior owns 90% of the outstanding capital stock of Tropical Aircraft Company), as to all of which Mr. Prior disclaims beneficial ownership.
(2) Based on information as of December 31, 2000, contained in a Schedule 13G Statements filed with the Securities and Exchange Commission.

                             ELECTION OF DIRECTORS

  Four directors are to be elected at the meeting to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified. It is the intention of the persons named in the accompanying proxy to vote FOR the election of the nominees listed below. It is not expected that any of the nominees will become unavailable for election as a director, but, if any nominee should become unavailable prior to the meeting, proxies will be voted for such persons as the Company's Board of Directors shall recommend.

  The nominees, and certain information supplied by them to the Company, are as follows:

    Ernst A. Burri
    James B. Ellis
    Cornelius B. Prior, Jr.
    Henry Wheatley

  All of the nominees have been unanimously approved by the Board of Directors.

  Ernst A. Burri, 57, retired as president of CODETEL, the leading telecommunications carrier in the Dominican Republic and a subsidiary of GTE Corporation, on December 31, 1997. Mr. Burri served in GTE Corporation for 25 years in many domestic and international assignments and was president of CODETEL since January 1991. He is currently an independent consultant and President of the Board of Directors of Consorcio Ecoenergetico Dominicano, S.A., a corporation involved in energy projects in the Dominican Republic. Mr. Burri has been a director of the Company since May 18, 1998 and is a member of the Board's Audit and Compensation Committee.

  James B. Ellis, 61, has been President and Treasurer of MLB Resources, Inc., an investment, real estate and construction firm, since 1987. Prior to 1993, Mr. Ellis was an executive of SBC Communications Inc. (formerly known as Southwestern Bell), a telecommunications firm based in the United States. From 1962 until 1993, Mr. Ellis worked in the telecommunications business, primarily at Southwestern Bell, where he was President of SBC Communications-Oklahoma Division from 1990 to 1993. Mr. Ellis has been a director of the Company since December 30, 1997 and is the Chairman of the Board's Audit and Compensation Committee.

  Cornelius B. Prior, Jr., 67, has been Chief Executive Officer and Chairman of the Board of the Company since December 30, 1997. He was co-founder of the Company in June 1987 and served from June 1987 to December 1997 as Co-Chief Executive Officer and President of the Company. He was Chairman of the Board of the Virgin Islands Telephone Corporation ("Vitelco"), which was then a subsidiary of the Company, from June 1987 to March 1997 and became Chairman of the Board of Guyana Telephone and Telegraph Company Limited ("GT&T"), a subsidiary of the Company, in April 1997. From 1980 until June 1987, Mr. Prior was a managing director and stockholder of Kidder, Peabody & Co. Incorporated, where he directed the Telecommunications Finance Group.

  Henry Wheatley, 69, has been the President of Wheatley Realty Corporation since 1973 where he manages its shopping centers. Mr. Wheatley is also Chairman of the Board of Coral World (Virgin Islands), Inc., and has been vice president and trustee of Islands Resources Foundation since 1972. Mr. Wheatley has been a director of the Company since December 30, 1997. He was a director of the Virgin Islands Telephone Corporation from 1994 to December 30, 1997 and is a member of the Board's Audit and Compensation Committee.

Additional Information Relating to the Board of Directors

  During 2000, there were seven meetings of the Board of Directors and four meetings of the Board's Audit and Compensation Committee.

  The Board does not have a standing nominating committee or any other committee performing similar functions.

Security Ownership of Management

  The following table shows the beneficial ownership, to the best of the Company's knowledge, of the Company's Common Stock by the directors and executive officers of the Company as of March 31, 2001:

                                              Amount and Nature of  Percent of
                    Name                      Beneficial Ownership   Security
                    ----                      --------------------  ----------
Ernst A. Burri...............................          3,543(1)           *
James B. Ellis...............................          7,085(2)           *
Steven Ross..................................            --             --
Lawrence Fucella.............................          5,000(3)           *
Cornelius B. Prior, Jr ......................      3,140,409(4)        63.0%
Lewis A. Stern...............................         33,333(3)           *
Henry U. Wheatley............................         13,085(5)           *
All Directors and Executive Officers of the
 Company as a Group (6 Persons)..............      3,202,455(4)(6)     64.2%

--------
* Less than 1%.
(1) Represents shares held in the Company's Directors' Remuneration Plan. Under the Plan (see also "Compensation of Directors") the director has a vested interest in the Shares and a right to receive the dividends thereunder but may not vote or dispose of the shares until the Payment Commencement Date (as defined under the Plan).
(2)  Includes 2,682 shares held in the Company's Directors' Remuneration Plan.
(3) Represents shares subject to options granted under the Company's 1998 Company Stock Option Plan which were exercisable on or within 60 days after March 31, 2001.
(4) Includes 4,120 shares owned by Mr. Prior's children; 200 shares owned by Gertrude Prior, Mr. Prior's wife; 21,300 shares owned by Mr. Prior in an Individual Retirement Account; 16,000 shares held as trustee for the Katherine D. Prior Revocable Trust under agreement dated December 8, 1992 and 10,325 shares owned by Tropical Aircraft Company (Mr. Prior owns 90% of the outstanding capital stock of Tropical Aircraft Company), as to all of which Mr. Prior disclaims beneficial ownership.
(5) Includes 7,085 shares held in the Company's Directors' Remuneration Plan. Under the Plan (see also "Compensation of Directors") the director has a vested interest in the Shares and a right to receive the dividends thereunder but may not vote or dispose of the shares until the Payment Commencement Date (as defined under the Plan).
(6) Includes shares held by directors in the Company's Directors' Remuneration Plan and shares described in Note 3 above.

                      COMPENSATION OF EXECUTIVE OFFICERS

  The following Summary Compensation Table sets forth the compensation paid by the Company for the last three fiscal years to the Chief Executive Officer of the Company, and each person who was an executive officer of the Company at December 31, 2000 and who earned more than $100,000 in 2000, for all services rendered in all capacities to the Company and its subsidiaries:

                          SUMMARY COMPENSATION TABLE

                                                   Long Term
                                                  Compensation
                          Annual Compensation        Awards
                         ------------------------ ------------
                                                   Securities
Name and Principal                                 Underlying     All Other
Position                 Year  Salary      Bonus   Options(a)  Compensation(b)
------------------       ---- --------    ------- ------------ ---------------
Cornelius B. Prior, Jr.  2000 $350,000         --        --        $24,000
 Chairman of the Board,  1999 $350,000         --        --        $24,000
 and Chief Executive     1998 $350,000         --        --        $ 4,750
  Officer
Lewis A. Stern           2000 $136,635         --   100,000        $20,495
 Vice President--Finance
  and
 Chief Financial Officer
Steven M. Ross           2000 $120,000    $30,000    25,000        $22,499
 Treasurer, Chief        1999 $ 99,373    $25,000        --        $18,656
  Accounting
 Officer and Treasurer   1998 $ 74,457(c)      --        --        $ 5,292
Lawrence Fucella         2000 $150,000         --        --        $22,500
Vice-President           1999 $150,000         --        --        $22,500
                         1998 $153,000    $50,000    10,000        $24,000
Richard Hanscom          2000 $100,058    $10,000        --        $16,508
Vice-President           1999 $ 57,974         --        --

--------
(a) Consists of options to purchase Common Stock of the Company granted under the Company's 1998 Company Stock Option Plan.
(b) Consists of Company contributions under a qualified SEP IRA (see "Benefit Plans") in 1998, 1999 and 2000.
(c) Includes compensation paid to Mr. Ross by Emerging Communications Inc.from January thru August 1998 when in the employ of that company.

Option Grants in Last Fiscal Year

  The following table contains information for each of the named executive officers concerning the grant during 2000 of options under the Company's Stock Option Plan.

                                                          Potential realizable
                                                            value at assumed
                                                         annual rates of stock
                                                         price appreciation for
                             Individual Grants                option term
                    ------------------------------------ ----------------------
                                                                       Black
                    Number of                                         Scholes
                    securities  Percent of                          Calculation
                    underlying total options Exercise of            Grant Date
                     options    granted to   base price  Expiration   Present
Name:                granted     employees     $/share      Date       Value
-----               ---------- ------------- ----------- ---------- -----------
Lewis A. Stern.....  100,000         80%       $12.50    03/10/2010  $486,000
Steven M. Ross.....   25,000         20%       $9.825    08/12/2010  $140,750

Options Exercised in Last Fiscal Year and Fiscal Year-End Option Values

  The following table contains information for each of the named executive officers concerning the exercise of options during 2000 and the value of unexercised options at year-end for the Company's Common Stock.

                                                          Number of
                                                         Securities
                                                         Underlying       Value of
                                                         Unexercised     Unexercised
                                                         Options at     In-the-Money
                                                           Fiscal     Options at Fiscal
                                                        Year-End (#)    Year-End ($)
                         Shares Acquired                Exercisable/    Exercisable/
Name                       on Exercise   Value Realized Unexercisable   Unexercisable
----                     --------------- -------------- ------------- -----------------
Lawrence Fuccella.......         0              0        5,000/5,000    $2,500/$2,500
Steven M. Ross..........         0              0         0/25,000        $0/$7,500
Lewis A. Stern..........         0              0         0/100,000         $0/$0

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Directors, officers and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, during the Company's fiscal year ended December 31, 2000, all Section 16(a) filing requirements as well as all American Stock Exchange filing requirements applicable to its directors, officers and ten-percent stockholders have been satisfied. However, Richard Hanscom, Lewis A. Stern, Steven M. Ross, and Sonita Jagan were late filing Form 3's with respect to their election as executive officers of the Company, Ernst Burri, J.B. Ellis and Henry Wheatley were late in filing form 4's with respect to their acquisition of common stock under the Directors Remuneration Plan, Steven M. Ross was late filing a Form 4 with respect to the stock options granted to him and Cornelius B. Prior, Jr. was late in filing Form 4's with respect to his acquisition of Common Stock in connection with the Company's acquisition of Antilles Wireless Cable T.V. Co. (disclosed below), two charitable gifts of Common Stock and nine purchases of Common Stock by him as trustee of Katherine D. Prior Trust.

  In making these statements, the Company has relied upon written representations of its directors, officers and ten-percent stockholders and copies of reports they have filed with the SEC.

Benefit Plans

  Until December 30, 1997, Company employees were covered by the Atlantic Tele-Network, Inc. Defined Benefit Plan for Salaried Employees; however, as of the consummation on that date of the spin-off of Emerging Communications, Inc. ("ECI") with the U.S. Virgin Islands operation of the Company and its subsidiaries, all obligations for that plan were assumed by ECI. Since January, 1998, the Company has provided a Simplified Employee Pension Plan, commonly know as SEP-IRA, for its employees. The plan provides for contribution percentages of 0% to 15% of compensation, up to a maximum contribution of $24,000 per participant. Any Company contributions made to the SEP-IRA, with the same percentage of compensation contributed for each employee, are subject to the limits noted above.

Compensation Committee Interlocks and Insider Participation

  The members of the Company's Audit and Compensation Committee in 2000 were J.B. Ellis, Chairman, and Ernst Burri. Henry Wheatley was added to the Committee in March 2001. During or prior to 2000 none of these members was an officer or employee of the Company, and none had any relationships requiring disclosure under the Exchange Act. Moreover each of these members is independent of the Company (as independence is defined in Section 121(A) of the listing standards of the American Stock Exchange). In making these statements, the Company has relied upon written representations of its directors.

Audit and Compensation Committee Report on Executive Compensation

  One of the functions of the Audit and Compensation Committee (the "Committee") is to review the compensation of the senior management of the Company. In March 2001, the Committee reviewed the compensation of the chief executive officer and the other executive officers of the Company in the light of the Committee members' own business experience, the chief executive officer's assessment of the performance of the other executive officers and the chief executive officer's recommendations as to compensation for each of the officers. The Committee determined that no adjustment should be made in the current compensation levels of the chief executive officer and agreed with the chief executive officer's recommendation as to the compensation of the other executive officers of the Company, and so recommended to the Board.

  The Committee also administers the Company's 1998 Stock Option Plan. On March 10, 2000, the Committee granted options on 100,000 shares of common stock under this Stock Option Plan to Lewis A. Stern, the newly appointed Vice-President--Finance and Chief Financial Officer of the Company, and on December 8, 2000 the Committee granted options on 25,000 shares of common stock to Steven M. Ross, Treasurer and Chief Accounting Officer.

  The Committee considers that stock options under the 1998 Stock Option Plan will be a useful long term incentive for key employees of the Company, including executive officers. The number of shares for which options will be granted to executive officers will be determined by the Committee based on performance, potential and other subjective factors. However, no set criteria will be used and other factors may influence the Committee's determination with respect to the number of shares granted, such as the promotion of an individual to a higher position, a desire to retain a valued executive or the number of shares then available for grant under the Plan.

  Another role of the Committee is to evaluate audit performance, handle certain relations with the Company's independent accountants and evaluate policies and procedures relating to internal accounting functions and controls. The charter of the Committee as Audit Committee is attached as
Exhibit 1 to this Proxy Statement. This section of the report relates to the activities taken by the Audit Committee in fulfilling such role.

  The Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Company's management has the primary responsibility for the financial statements and reporting process, including the Company's systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2000. This review included a discussion of the quality and the acceptability of the Company's financial reporting and controls.

  The Committee also reviewed with the Company's independent accountants, who are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of the Company's financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards including Statement on Auditing Standards No. 61. In addition, the Committee discussed with the independent accountants their independence from management and the Company, including the matters in their written disclosures required by the Independence Standards Board including Standard No. 1.

  The Committee further discussed with the Company's Chief Accounting Officer and independent accountants the overall scope and plans for their respective audits. The Committee meets periodically with the Chief Financial Officer, Chief Accounting Officer and independent accountants to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

  In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                         Audit and Compensation Committee:

                         James B. Ellis, Chairman

                         Ernst Burri, Member

                         Henry Wheatley, Member

Compensation of Directors

  Directors who are not officers or employees of the Company (each an "Eligible Director") are paid an annual retainer of $40,000 plus $3,000 for each meeting of the Board of Directors they attend and $1,500 for each telephonic meeting in which they participate. All Eligible Directors have the option under a Director's Remuneration Plan adopted by the Board in 1999 of receiving either 50% or 100% of their annual retainer in the form of Company Common Stock on a deferred basis. For purposes of these elections, such stock is valued at the mean between the high and low reported sales prices of such stock in the last trading day in the month preceding the date of the election. In addition, future Eligible Directors will be given a one time grant of 1,000 shares of Company Common Stock upon their initial election or appointment to the Board which will vest (i) two years after such grant based on continuous service on the Board, (ii) upon termination of service on the Board by reason of death or permanent disability or (iii) upon a change of control, as defined under the Directors' Remuneration Plan (the "Plan").

  All Eligible Directors have elected to defer either 50% or 100% of their unpaid annual retainer for 2000-2001 in the form of Company Common Stock under the Plan.

  Mr. Burri is also performing consulting services for the Company. He received $4,000 for those services during 2000.

Acquisition of Antilles Wireless Cable T.V. Company

  Effective March 31, 2000, Wireless World, LLC., a wholly owned subsidiary of the Company, acquired the assets and business of Antilles Wireless Cable T.V. Company (Antilles Wireless) for 242,424 shares of ATN common stock and $1.5 million in cash. Antilles Wireless held MMDS and LMDS licenses for the US Virgin Islands and provided wireless cable T.V. services. The entire equity interest in Antilles Wireless was held by Cornelius B. Prior, Jr. The terms of the transaction were approved by a special committee of the Board of Directors, consisting of Messrs. Burri, Ellis and Wheatley, which received an opinion of Corporate Valuation Advisors, Inc. as to the fair market value of the business enterprise and equity of Antilles Wireless and the advice from independent counsel selected by the Committee.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  Subject to approval by the stockholders, and on recommendation of the Board's Audit and Compensation Committee, the Board of Directors has appointed Arthur Andersen LLP as independent certified public accountants for the fiscal year ended December 31, 2001. Arthur Andersen LLP audited the Company's accounts for 1998, 1999 and 2000.

  Representatives from Arthur Andersen LLP will be present at the Annual Meeting of Stockholders, will be given the opportunity to make a statement if they so desire, and will be available to respond to any appropriate questions.

Audit Firm Fee Summary for the year ended December 31, 2000

                                                             Deloitte
                                                     Arthur     &
                                                    Andersen  Touche
                                                    LLP(/1/) LLP(/2/)  Total
                                                    -------- -------- --------
Audit Fees......................................... $128,736 $51,470  $180,206
Financial Information Systems Design and
 Implementation Fees............................... $      0 $     0  $      0
All Other Fees..................................... $129,596 $ 4,500  $134,096
                                                    -------- -------  --------
Total Fees Paid.................................... $258,332 $55,970  $314,302

--------
(1)  The principal auditor of Atlantic Tele-Network, Inc. and its subsidiaries.
(2) The audit firm for Guyana Telephone & Telegraph Company, Ltd. the principal subsidiary of Atlantic Tele-Network, Inc.

  The audit committee has considered whether the provision of non-audit services by the company's principal auditor is compatible with maintaining auditor independence and has concluded that it is.

                               PERFORMANCE GRAPH

  On December 30, 1997, the Company was split into two separate public companies. One, Emerging Communications, Inc. ("ECI"), contained all of the Company's telephone operations in the U.S. Virgin Islands. The other, the Company, continued all of the Company's operations in Guyana. In connection with the transaction, the Company's Common Stock was reduced by 60% (in effect a 1:2.5 reverse stock split).

  The graph set forth below compares the cumulative total stockholder return on the Company's Common Stock from December 31, 1995 through December 31, 2000 (and, where available, through March 31, 2001) with the cumulative total return of the Standard and Poor's 500 Index, the NASDAQ Telecommunications Index and the common stock of two peer groups of companies, the first peer group, consisting of ALL-TEL Corporation, Broadwing, Inc. and Citizens Communications Company ("The Old Peer Group"--the Peer Group used in last year's Proxy Statement) and a second peer group consisting of Conestoga Enterprises, Inc., CT Communications, Inc., D&E Communications, Inc., Hector Communications Corp., Hickory Tech Corp., MPOWER Communications Corp. North Pittsburgh Sys, Inc., Ntelos, Inc. and Teligent, Inc. ("The New Peer Group"--the businesses of which, the Company believes, are more comparable to the Company). The comparative data assumes $100.00 was invested on December 31, 1995 in the Common Stock and in each of the indices referred to above and assumes that dividends, if any, were reinvested. Additionally, it assumes that the shares of ECI, issued in connection with the Company's split off on December 30, 1997, were sold at the close of the first day of trading of ECI and reinvested in the Company's Common Stock.


                 Comparison of 5 year Cumulative Total Return*
             Among Atlantic Tele-Network, Inc., The S&P 500 Index,
                     The NASDAQ Telecommunications Index,
                    A New Peer Group and an Old Peer Group

                                 [LINE GRAPH]


                    Atlantic                    NASDAQ
                      Tele-                      Tele-       New Peer    Old Peer
                  Network, Inc.    S&P 500  communications  Group Index  Group Index

12/95                    100          100          100          100          100

12/96                 141.04       122.96        102.3        98.21       125.99

12/97                 100.58       163.98       149.32        95.98       149.34

12/98                  85.12       210.84       247.13        94.58       203.03

12/99                  91.26       255.22       440.92       183.92       272.98

12/00                 108.03       231.98       187.79        81.79       206.01

Mar-2001              178.76       204.48       166.06        67.25       176.97

                                 OTHER MATTERS

  While management knows of no other issues, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their judgment on such matters.

                 STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

  All suggestions from stockholders are given careful attention. Proposals intended for consideration at next year's Annual Meeting of Stockholders should be sent to the Company's Secretary at 19 Estate Thomas, Havensight, P.O. Box 12030, St. Thomas, U.S. Virgin Islands 00801 and must be received by December 29, 2001. Such proposals may be included in next year's proxy materials if they comply with certain rules and regulations promulgated by the SEC.

                                          By Order of the Board of Directors

                                          Cornelius B. Prior, Jr.
                                          Secretary

April 27, 2001

                                                                     SCHEDULE 1

              ATLANTIC TELE-NETWORK, INC. AUDIT COMMITTEE CHARTER

  The Board of Directors of Atlantic Tele-Network, Inc. (the "Company") has established an Audit Committee (the "Committee") with general responsibility and specific duties as described below.

 Composition:

  The Committee shall be comprised of not less than three Directors who shall meet the requirements of the American Stock Exchange. Committee members shall be appointed by the Board of Directors.

 Responsibility:

  The Committee's responsibility is to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies, internal control and reporting practices of the Company. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibility. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of Management and/or the Independent Accountant. The Independent Accountant is ultimately accountable to the Board of Directors and the Committee.

 Attendance:

  All members of the Committee should endeavor to be present, in person or by telephone, at all meetings; however, two Committee members shall constitute a quorum. As necessary, the Chairperson may request members of Management and representatives of the Independent Accountant to be present at meetings.

 Minutes of Meetings:

  Minutes of each meeting shall be prepared and sent to Committee members and to Company Directors who are not members of the Committee.

 Specific Duties:

  The Committee is to:

   1. Review with the Company's Management, its Internal Auditors and the Independent Accountant, the Company's policies and procedures, as appropriate, to reasonably assess the adequacy of internal controls, the adequacy of the Company's accounting policies, systems and procedures, and the adequacy of the Company's financial reporting.

   2. Review the Committee's Charter annually, and update as appropriate.

   3. Recommend to the Board of Directors the Independent Accountant to be selected for the Company (subject to ratification by the stockholders if the Board of Directors so determines), evaluate the Independent Accountant, approve the compensation of the Independent Accountant, and review and approve any discharge of the Independent Accountant.

   4. Receive periodic written statements from the Independent Accountant regarding its independence and delineating all relationships between it and the Company, discuss such reports with the Independent Accountant, and, if so determined by the Committee, recommend that the Board take appropriate action.

   5. Become familiar with the internal controls, accounting and reporting principles and practices applied by the Company in exercising its control, accounting and reporting functions.

   6. Review reports to management prepared by the Internal Auditors and management's responses thereto.

   7. Review, prior to the annual audit, the scope and general extent of the Independent Accountant's audit examinations.

   8. Review with Management and the Independent Accountant, upon completion of their audit, financial results for the year prior to their release to the public. Discuss with the Independent Accountant the matters required to be discussed by the Statement on Auditing Standards No. 61 relating to the conduct of the year-end audit.

   9. Discuss with the Independent Accountant the quality of the Company's financial accounting personnel, and any relevant recommendations that the Independent Accountant may have.

  10. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

  11. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

  12. Perform such other functions as may be required by law, the Company's Certificate of Incorporation or By-Laws of the Board or as may be assigned to the Committee, with its concurrence, by the Board.

                          ATLANTIC TELE-NETWORK, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 30, 2001

   The undersigned hereby appoints Cornelius B. Prior, Jr. and Lewis A. Stern, and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as directed below, all shares of Common Stock of Atlantic Tele-Network, Inc. held of record by the undersigned on April 20, 2001, at the Annual Meeting of Stockholders to be held on May 30, 2001 or any adjournments thereof, according to the number of votes the undersigned would be entitled to vote if personally present, on the election of Directors and the proposal to ratify the selection of independent auditors as set forth below and in accordance with their discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated April 27, 2001, and the Annual Report to Stockholders for 2000.

                                               (Continued on reverse side)

                                    ATLANTIC TELE-NETWORK, INC. P.O. BOX 11085
                                    NEW YORK, N.Y. 10203-0085

[      ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

Item 1. ELECTION OF       FOR all nominees [X]   WITHHOLD AUTHORITY to vote [X]   EXCEPTIONS* (as marked [X]
        DIRECTORS.        listed below           for all nominees listed below    to the contrary below)

Ernst A. Burri, James B. Ellis, Cornelius B. Prior, Jr. and Henry Wheatley

INSTRUCTION: To withhold authority to vote for any individual nominee mark the "Exceptions" box and write that nominee's name on the space provided below.

*EXCEPTIONS___________________________________________________________________

Item 2. PROPOSAL TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR ENDING DECEMBER 31, 2001.

               FOR          AGAINST            ABSTAIN
               [X]           [X]                [X]


THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

      Change of Address and/or Comments Mark Here   [ ]

Please sign exactly as your name appears on this Proxy. If acting as executor, as administrator, trustee, guardian, etc., you should so indicate when signing. If a corporation, please sign in the full corporate name, by duly authorized officer. If a partnership, please sign the full partnership name by authorized person. If shares are held jointly, each stockholder named should sign.

Dated: _________________________________________, 2001

______________________________________________________
                     Signature

______________________________________________________
                     Signature

Votes MUST be indicated  [X]
(x) in Black or Blue ink.

PLEASE FILL IN, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF RETURNED IN THE ACCOMPANYING ENVELOPE AND MAILED IN THE UNITED STATES.